exhibit 24
POWER OF ATTORNEY
     The undersigned director and officer of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 3,000,000 shares of Common Stock, $.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2007 Incentive Compensation Plan, hereby constitutes and appoints JOSEPH M. SCAMINACE, KENNETH HABER and VALERIE GENTILE SACHS with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his name, place and stead, as director and officer of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 7th day of August, 2007.

/s/ Joseph M. Scaminace

Joseph M. Scaminace

POWER OF ATTORNEY
     The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 3,000,000 shares of Common Stock, $.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2007 Incentive Compensation Plan, hereby constitutes and appoints JOSEPH M. SCAMINACE, KENNETH HABER and VALERIE GENTILE SACHS with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his name, place and stead, as director of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 7th day of August, 2007.

/s/ Richard W. Blackburn

Richard W. Blackburn

POWER OF ATTORNEY
     The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 3,000,000 shares of Common Stock, $.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2007 Incentive Compensation Plan, hereby constitutes and appoints JOSEPH M. SCAMINACE, KENNETH HABER and VALERIE GENTILE SACHS with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his name, place and stead, as director of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 7th day of August, 2007.

/s/ Steven J. Demetriou

Steven J. Demetriou

POWER OF ATTORNEY
     The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 3,000,000 shares of Common Stock, $.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2007 Incentive Compensation Plan, hereby constitutes and appoints JOSEPH M. SCAMINACE, KENNETH HABER and VALERIE GENTILE SACHS with full power of substitution and resubstitution, as attorney to sign for the undersigned and in her name, place and stead, as director of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 7th day of August, 2007.

/s/ Katharine L. Plourde

Katharine L. Plourde

POWER OF ATTORNEY
     The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 3,000,000 shares of Common Stock, $.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2007 Incentive Compensation Plan, hereby constitutes and appoints JOSEPH M. SCAMINACE, KENNETH HABER and VALERIE GENTILE SACHS with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his name, place and stead, as director of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 7th day of August, 2007.

/s/ David L. Pugh

David L. Pugh

POWER OF ATTORNEY
     The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 3,000,000 shares of Common Stock, $.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2007 Incentive Compensation Plan, hereby constitutes and appoints JOSEPH M. SCAMINACE, KENNETH HABER and VALERIE GENTILE SACHS with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his name, place and stead, as director of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 7th day of August, 2007.

/s/ William J. Reidy

William J. Reidy

POWER OF ATTORNEY
     The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 3,000,000 shares of Common Stock, $.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2007 Incentive Compensation Plan, hereby constitutes and appoints JOSEPH M. SCAMINACE, KENNETH HABER and VALERIE GENTILE SACHS with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his name, place and stead, as director of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 7th day of August, 2007.

/s/ Gordon A. Ulsh

Gordon A. Ulsh

POWER OF ATTORNEY
     The undersigned officer of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 3,000,000 shares of Common Stock, $.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2007 Incentive Compensation Plan, hereby constitutes and appoints JOSEPH M. SCAMINACE, KENNETH HABER and VALERIE GENTILE SACHS with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his name, place and stead, as officer of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 7th day of August, 2007.

/s/ Kenneth Haber

Kenneth Haber